Exhibit 99.1

FTI CONSULTING, INC. SELECTED FINANCIAL DATA (unaudited)

All numbers in $000s except for per share data, DSO and percentages
	Q2 2014		Q1 2014		FY2013		Q4 2013		Q3 2013		Q2 2013		Q1 2013		FY2012	Q4 2012		Q3 2012		Q2 2012		Q1 2012
CONSOLIDATED

Revenues	$454,324		$425,552		$1,652,432		$415,998		$414,643		$414,613		$407,178		$1,576,871	$399,345		$386,055		$396,243		$395,228
Y/Y Growth Rate[1]	9.6%		4.5%		4.8%		4.2%		7.4%		4.6%		3.0%		N/A	N/A		N/A		N/A		N/A
Q/Q Growth Rate[2]	6.8%		2.3%		N/A		0.3%		0.0%		1.8%		2.0%		N/A	3.4%		(2.6%	)	0.3%		N/A

SG&A	$107,032		$108,387		$394,681		$107,196		$94,513		$96,325		$96,647		$378,016	$94,058		$88,909		$92,460		$102,589
SG&A (as % of revenue)	23.6%		25.5%		23.9%		25.8%		22.8%		23.2%		23.7%		24.0%	23.6%		23.0%		23.3%		26.0%
Y/Y Growth Rate[1]	11.1%		12.1%		4.4%		14.0%		6.3%		4.2%		(5.8%	)	N/A	N/A		N/A		N/A		N/A
Q/Q Growth Rate[2]	(1.3%	)	1.1%		N/A		13.4%		(1.9%	)	(0.3%	)	2.8%		N/A	5.8%		(3.8%	)	(9.9%	)	N/A

Adjusted EBITDA	$59,903		$51,196		$245,545		$47,663		$72,544		$66,012		$59,326		$245,764	$67,005		$62,281		$62,516		$53,960
Adjusted EBITDA Margin	13.2%		12.0%		14.9%		11.5%		17.5%		15.9%		14.6%		15.6%	16.8%		16.1%		15.8%		13.7%
Y/Y Growth Rate[1]	(9.3%	)	(13.7%	)	(0.1%	)	(28.9%	)	16.5%		5.6%		9.9%		N/A	N/A		N/A		N/A		N/A
Q/Q Growth Rate[2]	17.0%		7.4%		N/A		(34.3%	)	9.9%		11.3%		(11.5%	)	N/A	7.6%		(0.4%	)	15.9%		N/A

Operating Income (Loss)	$38,932		$40,117		$81,439		$11,450		$(35,599)		$60,259		$45,329		$59,036	$(55,331)		$46,588		$26,832		$40,947
Y/Y Growth Rate[1]	(35.4%	)	(11.5%	)	37.9%		120.7%		(176.4%	)	124.6%		10.7%		N/A	N/A		N/A		N/A		N/A
Q/Q Growth Rate[2]	(3.0%	)	250.4%		N/A		132.2%		(159.1%	)	32.9%		181.9%		N/A	(218.8%	)	73.6%		(34.5%	)	N/A

Net Income (Loss)	$17,247		$18,117		$(10,594)		$(7,139)		$(50,621)		$23,486		$23,680		$(36,986)	$(85,877)		$22,713		$7,747		$18,431
Y/Y Growth Rate[1]	(26.6%	)	(23.5%	)	71.4%		91.7%		(322.9%	)	203.2%		28.5%		N/A	N/A		N/A		N/A		N/A
Q/Q Growth Rate[2]	(4.8%	)	353.8%		N/A		85.9%		(315.5%	)	(0.8%	)	127.6%		N/A	(478.1%	)	193.2%		(58.0%	)	N/A

Adjusted Earnings per Diluted Share	$0.55		$0.41		$2.09		$0.39		$0.72		$0.38		$0.59		$2.17	$0.64		$0.60		$0.50		$0.43
Y/Y Growth Rate[1]	44.7%		(30.5%	)	(3.7%	)	(39.1%	)	20.0%		(24.0%	)	37.2%		N/A	N/A		N/A		N/A		N/A

Weighted average number of common shares outstanding — diluted	40,750		40,457		40,421		40,529		40,244		40,293		40,620		41,578	40,990		41,102		42,074		43,185

Balance Sheet / Cash Flow
Cash and cash equivalents	$94,412		$77,005		$205,833		$205,833		$147,926		$92,554		$100,703		$156,785	$156,785		$126,928		$165,981		$182,438
Accounts receivable, net	$579,737		$545,072		$476,445		$476,445		$494,910		$480,032		$470,596		$429,240	$429,240		$485,057		$472,659		$448,975
Days sales outstanding (“DSO”)	108		106		97		97		102		99		96		90	90		108		103		97
Net cash provided by (used in) operating activities	$33,691		$(110,795)		$193,271		$89,465		$84,437		$21,673		$(2,304)		$120,188	$106,564		$70,912		$533		$(57,821)
Purchases of property and equipment	$6,599		$15,179		$42,544		$19,550		$8,864		$6,807		$7,323		$27,759	$7,225		$6,806		$8,972		$4,756
Payments for acquisition of businesses, net of cash received	$—		$15,611		$55,498		$14,732		$254		$25,836		$14,676		$62,893	$36,440		$4,903		$2,955		$18,595
Purchase and retirement of common stock	$—		$4,367		$66,763		$17,994		$20,011		$—		$28,758		$50,032	$30,019		$20,013		$—		$—
Total debt	$717,000		$737,000		$717,014		$717,014		$717,000		$723,000		$723,045		$723,045	$723,045		$717,842		$797,383		$797,988

[1]	Y/Y Growth Rate is the percentage increase or decrease of Revenues, SG&A, Adjusted EBITDA, Operating Income, Net Income or Adjusted Earnings per Diluted Share compared to the same prior year period.
[2]	Q/Q Growth Rate is the percentage increase or decrease of Revenues, SG&A, Adjusted EBITDA, Operating Income, Net Income or Adjusted Earnings per Diluted Share compared to the prior sequential period.
[3]	Days sales outstanding (“DSO”) is a performance measure used to assess how quickly revenues are collected by the Company. We calculate DSO at the end of each reporting period by dividing net accounts receivable reduced by billings in excess of services provided, by revenue for the quarter, adjusted for changes in foreign exchange rates. We multiply the result by the number of days in the quarter.

FTI Consulting, Inc.	Page 1

FTI CONSULTING, INC. SELECTED FINANCIAL DATA (unaudited)

All numbers in $000s except for

per share data, DSO and

percentages

	Q2 2014	Q1 2014	FY2013	Q4 2013	Q3 2013	Q2 2013	Q1 2013	FY2012	Q4 2012	Q3 2012	Q2 2012	Q1 2012
SEGMENT

CORPORATE FINANCE/RESTRUCTURING
Revenue	$104,020	$93,982	$382,526	$92,751	$93,981	$96,714	$99,080	$394,718	$108,535	$93,123	$96,187	$96,874
% of Total Revenues	22.9%	22.1%	23.1%	22.3%	22.7%	23.3%	24.3%	25.0%	27.2%	24.1%	24.3%	24.5%
Adjusted Segment EBITDA	$19,133	$10,951	$67,183	$10,848	$19,402	$17,848	$19,085	$95,916	$26,275	$21,951	$23,518	$24,171
Adjusted Segment EBITDA Margin[1]	18.4%	11.7%	17.6%	11.7%	20.6%	18.5%	19.3%	24.3%	24.2%	23.6%	24.5%	25.0%

FORENSIC AND LITIGATION CONSULTING
Revenue	$119,081	$121,429	$433,632	$114,720	$113,068	$105,120	$100,724	$407,586	$97,235	$100,460	$106,256	$103,635
% of Total Revenues	26.2%	28.5%	26.2%	27.6%	27.3%	25.4%	24.7%	25.8%	24.3%	26.0%	26.8%	26.2%
Adjusted Segment EBITDA	$22,271	$26,494	$74,481	$17,556	$25,362	$18,752	$12,811	$60,566	$10,387	$16,289	$19,220	$14,670
Adjusted Segment EBITDA Margin[1]	18.7%	21.8%	17.2%	15.3%	22.4%	17.8%	12.7%	14.9%	10.7%	16.2%	18.1%	14.2%

ECONOMIC CONSULTING
Revenue	$117,227	$106,851	$447,366	$108,089	$113,069	$111,014	$115,194	$391,622	$95,740	$96,375	$99,455	$100,052
% of Total Revenues	25.8%	25.1%	27.1%	26.0%	27.3%	26.8%	28.3%	24.8%	24.0%	25.0%	25.1%	25.3%
Adjusted Segment EBITDA	$18,043	$13,030	$92,204	$21,982	$23,225	$20,803	$26,194	$77,461	$21,459	$19,087	$18,491	$18,424
Adjusted Segment EBITDA Margin[1]	15.4%	12.2%	20.6%	20.3%	20.5%	18.7%	22.7%	19.8%	22.4%	19.8%	18.6%	18.4%

TECHNOLOGY
Revenue	$60,720	$60,063	$202,663	$53,562	$51,201	$51,196	$46,704	$195,194	$47,551	$50,286	$47,697	$49,660
% of Total Revenues	13.4%	14.1%	12.3%	12.9%	12.3%	12.3%	11.5%	12.4%	11.9%	13.0%	12.0%	12.6%
Adjusted Segment EBITDA	$15,104	$17,348	$60,655	$14,670	$15,381	$16,888	$13,716	$57,203	$15,464	$15,675	$12,849	$13,215
Adjusted Segment EBITDA Margin[1]	24.9%	28.9%	29.9%	27.4%	30.0%	33.0%	29.4%	29.3%	32.5%	31.2%	26.9%	26.6%

STRATEGIC COMMUNICATIONS
Revenue	$53,276	$43,227	$186,245	$46,876	$43,324	$50,569	$45,476	$187,750	$50,284	$45,811	$46,648	$45,007
% of Total Revenues	11.7%	10.2%	11.3%	11.3%	10.4%	12.2%	11.2%	11.9%	12.6%	11.9%	11.8%	11.4%
Adjusted Segment EBITDA	$5,834	$2,729	$18,737	$5,928	$4,036	$5,219	$3,554	$25,019	$8,742	$6,778	$4,970	$4,529
Adjusted Segment EBITDA Margin[1]	10.9%	6.3%	10.1%	12.6%	9.3%	10.3%	7.8%	13.3%	17.4%	14.8%	10.7%	10.1%

[1]	Adjusted Segment EBITDA Margin is calculated by dividing the Adjusted Segment EBITDA by the Segment Revenue.

FTI Consulting, Inc.	Page 2

FTI CONSULTING, INC. SELECTED OPERATING DATA (unaudited)

	Q2 2014	Q1 2014	FY2013	Q4 2013	Q3 2013	Q2 2013	Q1 2013	FY2012	Q4 2012	Q3 2012	Q2 2012	Q1 2012
SEGMENT

CORPORATE FINANCE/RESTRUCTURING
Billable Headcount (as of period end)	713	726	737	737	732	718	683	697	697	621	596	592
Realized Average Bill Rate[1]	$412	$362	$410	$421	$396	$416	$409	$416	$449	$402	$413	$408
Utilization[2]	71%	70%	65%	62%	64%	62%	71%	71%	64%	72%	75%	76%

FORENSIC AND LITIGATION CONSULTING
Billable Headcount (as of period end)	1,059	1,076	1,061	1,061	999	969	965	952	952	939	930	955
Realized Average Bill Rate[1]	$323	$317	$317	$322	$324	$307	$319	$314	$318	$328	$306	$323
Utilization[2]	71%	75%	68%	71%	67%	67%	66%	66%	63%	63%	68%	70%

ECONOMIC CONSULTING
Billable Headcount (as of period end)	525	538	530	530	528	499	476	474	474	467	467	457
Realized Average Bill Rate[1]	$522	$523	$503	$506	$512	$505	$493	$493	$482	$495	$496	$479
Utilization[2]	78%	72%	81%	74%	79%	82%	89%	81%	80%	79%	80%	86%

TECHNOLOGY[3]
Billable Headcount (as of period end)	328	321	306	306	297	285	275	277	277	283	311	304

STRATEGIC COMMUNICATIONS[3]
Billable Headcount (as of period end)	566	584	590	590	617	611	619	593	593	597	599	596

[1]	For engagements where revenues are based on number of hours worked by our billable professionals, average billable rate per hour is calculated by dividing revenues (excluding revenues from success fees, pass-through and outside consultants) for a period by the number of hours worked on client assignments during the same period.
[2]	We calculate the utilization rate for our billable professionals by dividing the number of hours that all of our billable professionals worked on client assignments during a period by the total available working hours for all of our billable professionals during the same period. Available hours are determined by the standard hours worked by each employee, adjusted for part-time hours, local country standard work weeks and local country holidays. Available working hours include vacation and professional training days, but exclude holidays. Utilization rates are presented for our segments that primarily bill clients on an hourly basis.
[3]	We have not presented an average billable rate per hour or utilization for our Technology and Strategic Communications segments as most of the revenues of these segments are not based on billable hours.

FTI Consulting, Inc.	Page 3

FTI CONSULTING, INC. RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA AND EARNINGS PER DILUTED SHARE TO ADJUSTED EARNINGS PER DILUTED SHARE (unaudited)

All numbers in $000s, except for per share data

	Q2 2014	Q1 2014	FY2013	Q4 2013	Q3 2013	Q2 2013	Q1 2013	FY2012	Q4 2012	Q3 2012	Q2 2012	Q1 2012
CONSOLIDATED

Net Income (Loss)	$17,247	$18,117	$(10,594)	$(7,139)	$(50,621)	$23,486	$23,680	$(36,986)	$(85,877)	$22,713	$7,747	$18,431
Interest income and other	(1,448)	(1,003)	(1,748)	(46)	(1,152)	387	(937)	(5,659)	(1,156)	(1,584)	363	(3,282)
Interest expense	12,908	12,655	51,376	12,776	12,814	13,071	12,715	56,731	13,124	13,208	15,195	15,204
Income Tax Provision	10,225	10,348	42,405	5,859	3,360	23,315	9,871	40,100	13,728	12,251	3,527	10,594
Loss on early extinguishment of debt	—	—	—	—	—		—	4,850	4,850	—	—	—
Depreciation and Amortization	8,416	8,585	32,541	8,323	8,196	8,016	8,006	29,604	7,444	7,152	7,512	7,496
Amortization of other intangible assets	3,452	4,616	22,954	5,661	5,776	5,953	5,564	22,407	5,634	5,766	5,490	5,517
Special Charges	9,364		38,414	27,568	10,419	—	427	29,557	—	2,775	26,782	—
Remeasurement of acquisition related contingent consideration	(261)	(2,122)	(13,555)	(5,339)	—	(8,216)	—	(5,228)	(1,129)	—	(4,099)	—
Goodwill impairment charge	—	—	83,752	—	83,752	—	—	110,387	110,387	—	—	—

Adjusted EBITDA	$59,903	$51,196	$245,545	$47,663	$72,544	$66,012	$59,326	$245,763	$67,005	$62,281	$62,517	$53,960

Earnings (Loss) Per Diluted Share	$0.42	$0.45	$(0.27)	$(0.18)	$(1.29)	$0.58	$0.58	$(0.92)	$(2.15)	$0.55	$0.18	$0.43
Loss on early extinguishment of debt, net of tax	—	—	—	—	—	—	—	0.07	0.07	—	—	—
Special Charges, net of tax	0.14	—	0.59	0.41	0.18	—	0.01	0.47	—	0.05	0.42	—
Remeasurement of acquisition related contingent consideration, net of tax	(0.01)	(0.04)	(0.30)	(0.10)	—	(0.20)	—	(0.13)	(0.03)	—	(0.10)	—
Goodwill impairment charge, net of tax	—	—	2.14	—	2.14	—	—	2.74	2.77	—	—	—
Interim period impact of including goodwill impairment charges in the annual effective tax rate, net of tax	—	—	—	0.28	(0.27)	—	—	—	—	—	—	—
Impact of denominator for diluted EPS[1]	—	—	(0.07)	(0.02)	(0.04)	—	—	(0.06)	(0.02)	—	—	—

Adjusted Earnings Per Diluted Share	$0.55	$0.41	$2.09	$0.39	$0.72	$0.38	$0.59	$2.17	$0.64	$0.60	$0.50	$0.43

[1]	For FY 2013 and FY 2012 the Company reported a net loss. For such periods, the basic weighted average common shares outstanding equals the diluted weighted average common shares outstanding for purposes of calculating U.S. GAAP earnings per share because potentially dilutive securities would be antidilutive. For non-GAAP purposes, the per share and share amounts presented herein reflect the impact of the inclusion of share-based awards and convertible notes that are considered dilutive based on the impact of the add backs included in Adjusted Net Income above.

FTI Consulting, Inc.	Page 4

FTI CONSULTING, INC.

RECONCILIATION OF SEGMENT OPERATING INCOME TO ADJUSTED SEGMENT EBITDA

(unaudited)

All numbers in $000s

	Q2 2014	Q1 2014	FY2013	Q4 2013	Q3 2013	Q2 2013	Q1 2013	FY2012	Q4 2012	Q3 2012	Q2 2012	Q1 2012
CORPORATE FINANCE/RESTRUCTURING
Segment Operating Income	$17,068	$8,607	$58,594	$9,869	$10,590	$21,436	$16,699	$80,970	$25,482	$19,024	$14,520	$21,944
Depreciation and Amortization	854	791	3,449	908	919	855	767	3,066	788	713	775	789
Amortization of other intangible assets	1,211	2,215	6,480	1,535	1,562	1,832	1,551	5,769	1,448	1,443	1,440	1,438
Special Charges	—	—	10,274	3,875	6,331	—	68	11,332	—	771	10,561	—
Remeasurement of acquisition related contingent consideration	—	(662)	(11,614)	(5,339)	—	(6,275)	—	(5,221)	(1,443)	—	(3,778)	—

Adjusted Segment EBITDA	$19,133	$10,951	$67,183	$10,848	$19,402	$17,848	$19,085	$95,916	$26,275	$21,951	$23,518	$24,171

FORENSIC AND LITIGATION CONSULTING
Segment Operating Income	$20,839	$25,402	$68,211	$16,017	$21,915	$19,177	$11,102	$45,809	$8,449	$14,062	$10,201	$13,097
Depreciation and Amortization	1,019	1,015	3,958	1,000	997	937	1,024	4,073	1,011	981	1,024	1,057
Amortization of other intangible assets	674	750	2,142	539	512	579	512	2,414	612	778	508	516
Special Charges	—	—	2,111	—	1,938	—	173	8,276	—	468	7,808	—
Remeasurement of acquisition related contingent consideration	(261)	(673)	(1,941)	—	—	(1,941)	—	(6)	315	—	(321)	—

Adjusted Segment EBITDA	$22,271	$26,494	$74,481	$17,556	$25,362	$18,752	$12,811	$60,566	$10,387	$16,289	$19,220	$14,670

ECONOMIC CONSULTING
Segment Operating Income	$16,840	$12,430	$86,714	$20,481	$21,708	$19,530	$24,995	$71,992	$20,311	$17,810	$16,551	$17,320
Depreciation and Amortization	981	1,081	3,671	1,024	979	863	805	2,863	732	702	724	705
Amortization of other intangible assets	222	306	1,808	477	523	410	398	1,615	416	402	398	399
Special Charges	—	—	11	—	15	—	(4)	991	—	173	818	—
Remeasurement of acquisition related contingent consideration	—	(787)	—	—	—	—	—	—	—	—	—	—

Adjusted Segment EBITDA	$18,043	$13,030	$92,204	$21,982	$23,225	$20,803	$26,194	$77,461	$21,459	$19,087	$18,491	$18,424

TECHNOLOGY
Segment Operating Income	$10,905	$13,066	$38,038	$8,909	$9,755	$11,292	$8,082	$33,642	$10,239	$10,445	$4,757	$8,201
Depreciation and Amortization	3,981	4,064	14,661	3,773	3,642	3,611	3,635	12,501	3,239	3,098	3,142	3,022
Amortization of other intangible assets	218	218	7,940	1,988	1,982	1,985	1,985	7,946	1,986	1,984	1,984	1,992
Special Charges	—	—	16	—	2	—	14	3,114	—	148	2,966	—

Adjusted Segment EBITDA	$15,104	$17,348	$60,655	$14,670	$15,381	$16,888	$13,716	$57,203	$15,464	$15,675	$12,849	$13,215

STRATEGIC COMMUNICATIONS
Segment Operating Income (Loss)	$4,030	$1,005	$(72,129)	$4,240	$(81,490)	$3,394	$1,727	$(97,298)	$(103,459)	$4,874	$(1,370)	$2,657
Depreciation and Amortization	677	597	2,464	566	575	678	645	2,555	642	544	669	700
Amortization of other intangible assets	1,127	1,127	4,584	1,122	1,197	1,147	1,118	4,663	1,172	1,159	1,160	1,172
Special Charges	—	—	66	—	2	—	64	4,712	—	201	4,511	—
Goodwill impairment charge	—	—	83,752	—	83,752	—	—	110,387	110,387	—	—	—

Adjusted Segment EBITDA	$5,834	$2,729	$18,737	$5,928	$4,036	$5,219	$3,554	$25,019	$8,742	$6,778	$4,970	$4,529

UNALLOCATED CORPORATE EXPENSES
Operating Loss	$(30,750)	$(20,393)	$(97,989)	$(48,066)	$(18,077)	$(14,570)	$(17,276)	$(76,079)	$(16,353)	$(19,627)	$(17,827)	$(22,272)
Depreciation and Amortization	904	1,037	4,338	1,052	1,084	1,072	1,130	4,546	1,031	1,114	1,177	1,223
Special Charges	9,364	—	25,936	23,693	2,131	—	112	1,132	—	1,014	118	—

	$(20,482)	$(19,356)	$(67,715)	$(23,321)	$(14,862)	$(13,498)	$(16,034)	$(70,401)	$(15,322)	$(17,499)	$(16,532)	$(21,049)

Total Adjusted EBITDA	$59,903	$51,196	$245,545	$47,663	$72,544	$66,012	$59,326	$245,764	$67,005	$62,281	$62,516	$53,960

FTI Consulting, Inc.	Page 5

FTI CONSULTING, INC.

NON GAAP FINANCIAL DATA RECONCILIATIONS

END NOTES

Beginning with the quarter ended March 31, 2014, the definitions of each of these non-GAAP measures have been updated to exclude the impact of changes in the fair value of acquisition-related contingent consideration liabilities. Prior period amounts included herein have been reclassified to conform to the current period’s presentation. Totals may not sum due to rounding differences.

We define Adjusted Earnings per Diluted Share (“Adjusted EPS”) as earnings per diluted share, excluding the impact of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. Management uses Adjusted EPS to assess total Company operating performance on a consistent basis. We believe that this measure, when considered together with our GAAP financial results, provides management and investors with a more complete understanding of our business operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt.

We define Segment Operating Income as a segment’s share of consolidated operating income. We define Total Segment Operating Income as the total of Segment Operating Income for all segments, which excludes unallocated corporate expenses. We use Segment Operating Income for the purpose of calculating Adjusted Segment EBITDA. We define Adjusted EBITDA as consolidated net income before income tax provision, other non-operating income (expense), depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges, goodwill impairment charges and losses on early extinguishment of debt. We define Adjusted Segment EBITDA as a segment’s share of consolidated operating income before depreciation, amortization of intangible assets, remeasurement of acquisition-related contingent consideration, special charges and goodwill impairment charges. We define Total Adjusted Segment EBITDA as the total of Adjusted Segment EBITDA for all segments, which excludes unallocated corporate expenses. We use Adjusted Segment EBITDA to internally evaluate the financial performance of our segments because we believe it is a useful supplemental measure which reflects current core operating performance and provides an indicator of the segment’s ability to generate cash. We also believe that these measures, when considered together with our GAAP financial results, provide management and investors with a more complete understanding of our operating results, including underlying trends, by excluding the effects of remeasurement of acquisition-related contingent consideration, special charges, and goodwill impairment charges. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry. Therefore, we also believe that these measures, considered along with corresponding GAAP measures, provide management and investors with additional information for comparison of our operating results to the operating results of other companies.

Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable to other similarly titled measures of other companies. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, the information contained in our Consolidated Statements of Comprehensive Income.

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